Quarterly Financial Data Supplement (Unaudited)
Third Quarter 2006

See disclosure of explanation of TSFG's use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Interest Income
Interest and fees on loans	$184,476	$179,971	$169,188	$162,114	$149,788
Interest and dividends on securities:
Taxable	30,779	31,652	32,543	38,548	41,657
Exempt from Federal income taxes	3,140	3,210	3,344	3,213	2,973

Total interest and dividends on securities	33,919	34,862	35,887	41,761	44,630
Interest on short-term investments	196	879	292	537	317

Total interest income	218,591	215,712	205,367	204,412	194,735

Interest Expense
Interest on deposits	77,393	68,704	62,479	58,806	52,333
Interest on borrowed funds	42,515	43,886	39,976	40,673	38,813

Total interest expense	119,908	112,590	102,455	99,479	91,146

Net Interest Income	98,683	103,122	102,912	104,933	103,589
Provision for Credit Losses	6,553	7,487	9,911	10,833	8,853

Net interest income after provision for credit losses	92,130	95,635	93,001	94,100	94,736
Noninterest Income (Loss)	37,912	32,020	29,320	(24,960)	16,428
Noninterest Expenses	83,628	83,059	79,834	100,973	81,035

Income (loss) before income taxes	46,414	44,596	42,487	(31,833)	30,129
Income tax expense (benefit)	14,249	15,253	14,680	(15,436)	9,039

Net Income (Loss)	$32,165	$29,343	$27,807	$(16,397)	$21,090

Average common shares outstanding, basic	75,003,605	74,864,648	74,685,192	74,453,225	74,272,867
Average common shares outstanding, diluted	75,590,748	75,504,683	75,339,283	75,485,436	75,414,866
Net income (loss) per common share, basic	$0.43	$0.39	$0.37	$(0.22)	$0.28
Net income (loss) per common share, diluted	$0.43	$0.39	$0.37	$(0.22)	$0.28
Cash dividends declared per common share	$0.17	$0.17	$0.17	$0.17	$0.16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME (LOSS) AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Noninterest Income (Loss)
Service charges on deposit accounts	$11,457	$11,592	$11,288	$11,844	$12,245
Debit card income	2,055	2,095	1,921	1,611	1,770
Customer service fee income	1,117	1,074	1,009	1,001	1,097

Total customer fee income	14,629	14,761	14,218	14,456	15,112

Retail investment services	1,689	2,249	2,023	2,091	2,054
Insurance income	2,831	2,806	2,977	2,702	2,010
Trust and investment management income	1,483	1,678	1,457	1,312	1,268
Benefits administration fees	795	749	667	638	818

Total wealth management income	6,798	7,482	7,124	6,743	6,150

Mortgage banking income	1,969	2,078	1,884	1,720	2,087
Bank-owned life insurance	2,916	2,969	2,819	3,253	2,835
Merchant processing income	3,449	3,318	2,686	2,202	2,864
Gain (loss) on trading and certain derivative activities (1)	3,924	(245)	(1,125)	(610)	403
Net cash settlement of certain interest rate swaps (2)	—	—	—	(288)	2,377
Loss on indirect auto loans (3)	(667)	(985)	—	—	—
Other	2,396	2,518	1,039	2,123	1,618

Operating noninterest income (noninterest income, excluding non-operating items)	35,414	31,896	28,645	29,599	33,446

Change in fair value of interest rate swaps (2)	—	—	—	(2,106)	(16,240)
Loss on sale of available for sale securities	—	(150)	(183)	(52,677)	(1,032)
Gain on equity investments	—	3,751	858	224	254
Gain on disposition of assets and liabilities	2,498	—	—	—	—
Loss on sale of indirect auto loans previously HFI (3)	—	(3,477)	—	—	—

Non-operating noninterest income (loss)	2,498	124	675	(54,559)	(17,018)

Total noninterest income (loss)	$37,912	$32,020	$29,320	$(24,960)	$16,428

Noninterest Expenses
Salaries and wages	$34,494	$33,605	$31,456	$34,628	$31,350
Employee benefits	9,080	8,703	9,029	8,826	8,529
Occupancy	7,949	7,684	7,313	7,455	7,387
Furniture and equipment	6,217	6,468	5,952	5,966	5,779
Professional services	4,549	5,497	5,779	7,124	6,125
Advertising and business development	2,264	2,187	2,506	2,277	2,131
Merchant processing expense	2,830	2,678	2,165	1,773	2,327
Telecommunications	1,407	1,421	1,418	1,559	1,533
Amortization of intangibles	2,204	2,208	2,207	2,354	2,337
Other	12,634	12,608	11,411	13,398	11,950

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	83,628	83,059	79,236	85,360	79,448

Employment contract buyouts	—	—	598	9,998	144
Merger-related costs	—	—	—	529	981
Impairment from write-down of assets	—	—	—	—	—
Charitable contribution to foundation	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	5,086	462

Non-operating noninterest expenses	—	—	598	15,613	1,587

Total noninterest expenses	$83,628	$83,059	$79,834	$100,973	$81,035

(1)	Includes any ineffectiveness on derivatives qualifying for hedge accounting and the fair value adjustments and net cash settlements on all derivatives not qualifying for hedge accounting.

(2)

Relates to derivatives originally documented under the short-cut method. All of these derivatives were either terminated or redesignated as hedges under the long-haul method during fourth quarter 2005.

(3)

In June 2006, TSFG sold approximately $360 million of indirect auto loans originated from August 2005 through the end of May 2006 and classified the loss on sale of these loans previously held for investment as a non-operating item. TSFG classified its June and July production of indirect auto loans as held for sale and reported the loss from the lower of cost or market adjustment as an operating item. As of July 31, 2006, TSFG transferred these loans, originally classified as held for sale, to held for investment.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Assets
Cash and due from banks	$295,534	$286,954	$249,324	$341,195	$264,979
Interest-bearing bank balances	5,224	16,275	10,406	21,510	14,165
Federal funds sold and securities purchased to resell	7,500	7,176	—	—	—
Securities
Trading	—	—	—	1,402	1,402
Available for sale	2,820,383	2,861,182	2,982,574	3,095,567	3,968,618
Held to maturity	52,790	53,617	57,508	62,648	63,577

Total securities	2,873,173	2,914,799	3,040,082	3,159,617	4,033,597

Loans held for sale	36,155	78,763	23,536	37,171	59,135
Loans held for investment	9,513,833	9,439,445	9,720,891	9,439,395	9,293,031
Allowance for loan losses	(109,401)	(108,995)	(111,219)	(107,767)	(106,224)

Net loans held for investment	9,404,432	9,330,450	9,609,672	9,331,628	9,186,807

Premises and equipment, net	213,820	207,393	203,953	193,574	186,970
Accrued interest receivable	72,459	71,905	69,739	70,838	63,517
Intangible assets	687,403	689,690	691,328	691,758	692,796
Other assets	452,002	473,678	463,885	471,994	445,243

	$14,047,702	$14,077,083	$14,361,925	$14,319,285	$14,947,209

Liabilities and Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$1,368,713	$1,579,852	$1,536,796	$1,512,508	$1,508,370
Interest-bearing	7,813,239	7,660,467	7,641,886	7,721,929	7,617,649

Total deposits	9,181,952	9,240,319	9,178,682	9,234,437	9,126,019
Federal funds purchased and repurchase agreements	1,614,664	1,088,143	1,534,680	1,421,301	1,336,114
Other short-term borrowings	220,366	171,157	36,356	53,064	44,649
Long-term debt	1,261,306	1,846,062	1,911,929	1,922,151	2,751,268
Accrued interest payable	60,075	60,928	58,000	54,401	46,202
Other liabilities	159,107	185,485	158,173	147,024	138,510

Total liabilities	12,497,470	12,592,094	12,877,820	12,832,378	13,442,762

Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock	75,191	75,034	74,907	74,721	74,575
Surplus	1,162,890	1,158,758	1,153,056	1,151,005	1,148,311
Retained earnings	360,783	341,431	324,839	309,768	338,880
Guarantee of employee stock ownership plan debt and nonvested restricted stock (1)	(210)	(268)	(327)	(2,687)	(3,192)
Common stock held in Rabbi Trust for deferred compensation	(1,107)	(1,266)	(1,279)	(1,404)	(1,396)
Deferred compensation payable in common stock	1,107	1,266	1,279	1,404	1,396
Accumulated other comprehensive loss, net of income tax	(48,422)	(89,966)	(68,370)	(45,900)	(54,127)

Total shareholders' equity	1,550,232	1,484,989	1,484,105	1,486,907	1,504,447

	$14,047,702	$14,077,083	$14,361,925	$14,319,285	$14,947,209

(1)	Effective January 1, 2006, nonvested restricted stock has been netted against surplus.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Investment Securities Portfolio
Trading (at fair value)	$—	$—	$—	$1,402	$1,402

Available for sale (at fair value):
U.S. Treasury	174,739	173,049	178,864	182,468	171,623
U.S. Government agencies	655,447	641,315	648,264	656,442	740,888
Mortgage-backed securities	1,459,220	1,504,818	1,603,090	1,688,862	2,494,747
State and municipal	345,077	351,462	356,057	373,892	351,732
Other investments (1)	185,900	190,538	196,299	193,903	209,628

Total available for sale securities	2,820,383	2,861,182	2,982,574	3,095,567	3,968,618

Held to maturity (at amortized cost)	52,790	53,617	57,508	62,648	63,577

Total securities	$2,873,173	$2,914,799	$3,040,082	$3,159,617	$4,033,597

Total securities as a percentage of total assets	20.5%	20.7%	21.2%	22.1%	27.0%

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.

	September 30, 2006

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$177,094	6.3%	1.7	4.05%
U.S. Government agencies	666,284	23.5	3.1	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	1,099,382	38.8	5.1	4.64
Adjustable rate mortgages	286,828	10.1	2.2	4.64
Pass-through	133,137	4.7	3.6	4.80
State and municipal	348,983	12.3	3.6	4.67
Corporate bonds	119,923	4.3	4.0	4.41

Total available for sale debt securities	$2,831,631	100.0%	3.8	4.79%

Fixed interest rate:
Mortgage-backed securities	$1,230,600	43.5%	4.9	4.66%
Other	1,277,341	45.1	3.1	4.95
Variable interest rate:
Mortgage-backed securities	288,747	10.2	2.2	4.65
Other	34,943	1.2	2.2	4.61

Total available for sale debt securities	$2,831,631	100.0%	3.8	4.79%

Projected Cash Flows for Debt Securities

		Projected Annual Cash Flows by Interest Rate Scenario
	Roll-Off
Year	Yield	Current	Up 1.00%	Down 1.00%

Remainder of 2006	5.68%	$188,281	$39,250	$586,940
2007	4.32	366,238	277,405	647,680

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Market Value	Duration

Up 2.00%	(10.0)%	5.1
Up 1.00%	(4.8)	4.8
Flat	—	3.8
Down 1.00%	3.6	2.2
Down 2.00%	5.7	1.0

The estimated decrease in market value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.30%.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Commercial Loans
Commercial and industrial	$2,281,352	$2,328,925	$2,303,909	$2,271,605	$2,329,544
Owner - occupied real estate	909,075	935,170	806,256	801,953	821,426
Commercial real estate	4,117,022	4,064,137	4,116,217	3,933,927	3,803,047

	7,307,449	7,328,232	7,226,382	7,007,485	6,954,017

Consumer Loans
Indirect - sales finance	651,419	555,678	928,633	916,318	891,127
Other consumer loans	1,026,567	1,011,700	1,013,987	956,668	882,646
Home equity	528,398	543,835	551,889	558,924	565,241

	2,206,384	2,111,213	2,494,509	2,431,910	2,339,014

Total loans held for investment	$9,513,833	$9,439,445	$9,720,891	$9,439,395	$9,293,031

Percentage of Loans Held for Investment
Commercial and industrial	24.0%	24.7%	23.7%	24.1%	25.1%
Owner - occupied real estate	9.6	9.9	8.3	8.5	8.8
Commercial real estate	43.3	43.0	42.3	41.7	40.9
Indirect - sales finance	6.8	5.9	9.6	9.7	9.6
Other consumer loans	10.8	10.7	10.4	10.1	9.5
Home equity	5.5	5.8	5.7	5.9	6.1

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Non organic change in loans held for investment related to:
Transfer of indirect auto loans originally held for sale to held for investment	$51,019	$—	$—	$—	$—

Sale of indirect auto loans	—	(359,609)	—	—	—

Other acquisitions (dispositions) (1)	(2,629)	—	—	—	—

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	3.1%	(11.6)%	12.1%	6.2%	14.5%
Growth year-to-date, annualized	1.1	—	12.1	16.4	19.5

Growth in Loans Held for Investment, Excluding Changes from Acquisitions and Dispositions (2)
Organic growth vs. prior quarter, annualized	1.1%	3.2%	12.1%	6.2%	14.5%
Organic growth year-to-date, annualized	5.5	7.7	12.1	12.6	14.4

Growth in Loans Held for Investment, Excluding All Indirect Loans and Changes from Acquisitions (2)(3)
Growth vs. prior quarter, annualized (excluding all indirect loans and changes from acquisitions)	(0.8)%	4.2%	12.8%	5.7%	14.3%
Growth year-to-date, annualized (excluding all indirect loans and changes from acquisitions)	5.4	8.5	12.8	12.2	14.1

(1)	Other acquisitions (dispositions) during the three months ended September 30, 2006 related to the sale of the Mullins branch.

(2)

At June 30, 2005 and December 31, 2004, loans held for investment totaled $8,966,337 and $8,107,757, respectively. Non organic change of $311,607 in the first six months of 2005 related to the acquisition of Pointe.

(3)	At June 30, 2005 and December 31, 2004, indirect loans totaled $856,564 and $790,371, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Credit Quality
Loans held for investment	$9,513,833	$9,439,445	$9,720,891	$9,439,395	$9,293,031
Allowance for loan losses	109,401	108,995	111,219	107,767	106,224
Allowance for credit losses (1)	110,349	110,320	112,454	109,350	107,381
Nonperforming loans (2)	31,396	37,782	35,722	33,255	33,708
Foreclosed property (other real estate owned and personal property repossessions)	4,851	10,187	9,323	10,722	11,839

Nonperforming assets	$36,247	$47,969	$45,045	$43,977	$45,547

Nonperforming loans as a % of loans held for investment	0.33%	0.40%	0.37%	0.35%	0.36%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.38	0.51	0.46	0.47	0.49
Allowance for loan losses as a % of loans held for investment	1.15	1.15	1.14	1.14	1.14
Allowance for credit losses as a % of loans held for investment	1.16	1.17	1.16	1.16	1.16
Allowance for loan losses to nonperforming loans	3.48	x	2.88	x	3.11	x	3.24	x	3.15	x
Impaired loans (2)(3)	$24,604	$30,860	$22,055	$16,911	$20,674
Specific allowance for impaired loans	3,987	8,027	4,904	4,336	4,238
Loans past due 90 days or more (mortgage and consumer with interest accruing)	3,163	2,849	2,369	4,548	1,598
Net loan charge-offs	6,523	6,532	6,807	8,864	7,024
Average loans held for investment	9,467,123	9,664,441	9,606,556	9,342,761	9,093,257
Net loan charge-offs as a % of average loans held for investment (annualized)	0.27%	0.27%	0.29%	0.38%	0.31%

Allowance for Loan Losses
Balance at beginning of period	$108,995	$111,219	$107,767	$106,224	$104,853
Allowance adjustment for loans sold	—	(3,089)	—	—	—
Provision for loan losses	6,930	7,397	10,259	10,407	8,395
Loans charged-off	(9,768)	(8,785)	(8,873)	(10,715)	(8,708)
Recoveries of loans previously charged-off	3,244	2,253	2,066	1,851	1,684

Balance at end of period	$109,401	$108,995	$111,219	$107,767	$106,224

Reserve for Unfunded Lending Commitments (1)
Balance at beginning of period	$1,325	$1,235	$1,583	$1,157	$699
Provision for unfunded lending commitments	(377)	90	(348)	426	458

Balance at end of period	$948	$1,325	$1,235	$1,583	$1,157

Allowance for Credit Losses (1)
Balance at beginning of period	$110,320	$112,454	$109,350	$107,381	$105,552
Allowance adjustment for loans sold	—	(3,089)	—	—	—
Provision for credit losses	6,553	7,487	9,911	10,833	8,853
Loans charged-off	(9,768)	(8,785)	(8,873)	(10,715)	(8,708)
Recoveries of loans previously charged-off	3,244	2,253	2,066	1,851	1,684

Balance at end of period	$110,349	$110,320	$112,454	$109,350	$107,381

(1)

As of December 31, 2005, the reserve for unfunded lending commitments has been reclassified from the allowance for loan losses to other liabilities. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. The provision for credit losses is the sum of the provision for loan losses and the provision for unfunded lending commitments. Amounts presented for prior periods have been reclassified to conform to the current presentation.

(2)

At September 30, 2006, June 30, 2006, March 31, 2006, December 31, 2005, and September 30, 2005, these credit quality indicators (nonperforming loans and impaired loans) included $661,000, $743,000, $693,000, $1.9 million, and $1.9 million, respectively, in restructured loans.

(3)

In second quarter 2006, TSFG changed its policy to include nonaccruing loans that are fully protected by collateral as impaired loans. This change added $7.5 million to impaired loans at June 30, 2006.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF DEPOSITS AND DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Noninterest-bearing	$1,368,713	$1,579,852	$1,536,796	$1,512,508	$1,508,370
Interest-bearing checking	1,137,739	1,102,916	1,116,579	1,109,297	1,062,531
Money market accounts	2,478,118	2,337,984	2,265,571	2,290,134	2,559,559
Savings accounts	188,629	181,871	191,449	187,101	190,832

Core deposits	5,173,199	5,202,623	5,110,395	5,099,040	5,321,292
Time deposits under $100,000	1,546,422	1,426,624	1,381,468	1,401,469	1,211,875
Time deposits of $100,000 or more	1,088,827	1,205,796	1,285,048	1,395,247	1,237,049

Customer deposits (3)	7,808,448	7,835,043	7,776,911	7,895,756	7,770,216
Brokered deposits	1,373,504	1,405,276	1,401,771	1,338,681	1,355,803

Total deposits	$9,181,952	$9,240,319	$9,178,682	$9,234,437	$9,126,019

Percentage of Deposits
Noninterest-bearing	14.9%	17.1%	16.7%	16.4%	16.5%
Interest-bearing checking	12.4	11.9	12.2	12.0	11.6
Money market accounts	27.0	25.3	24.7	24.8	28.0
Savings accounts	2.0	2.0	2.1	2.0	2.1

Core deposits	56.3	56.3	55.7	55.2	58.2
Time deposits under $100,000	16.8	15.4	15.0	15.2	13.3
Time deposits of $100,000 or more	11.9	13.1	14.0	15.1	13.6

Customer deposits (3)	85.0	84.8	84.7	85.5	85.1
Brokered deposits	15.0	15.2	15.3	14.5	14.9

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Growth vs. Prior Quarter, Annualized (1)
Noninterest-bearing	(53.0)%	11.2%	6.5%	1.1%	11.2%
Core deposits	(2.2)	7.2	0.9	(16.6)	(5.3)
Customer deposits (3)	(1.3)	3.0	(6.1)	6.4	13.3
Total deposits	(2.5)	2.7	(2.4)	4.7	11.3

Growth Year-To-Date, Annualized (2)
Noninterest-bearing	(12.7)%	9.0%	6.5%	22.2%	29.2%
Core deposits	1.9	4.1	0.9	3.0	10.0
Customer deposits (3)	(1.5)	(1.6)	(6.1)	22.3	27.3
Total deposits	(0.8)	0.1	(2.4)	20.4	25.4

(1)	At June 30, 2005, noninterest-bearing totaled $1,466,803, core deposits totaled $5,393,874, customer deposits totaled $7,518,621, and total deposits totaled $8,873,802.

(2)	At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.

(3)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF ORGANIC DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Noninterest-Bearing
Beginning balance	$1,579,852	$1,536,796	$1,512,508	$1,508,370	$1,466,803
Increase (decrease) during the three months ended related to:
Organic change	(208,916)	43,056	24,288	4,138	41,567
Bank acquisitions (dispositions) (1)	(2,223)	—	—	—	—

Ending balance	$1,368,713	$1,579,852	$1,536,796	$1,512,508	$1,508,370

Core Deposits
Beginning balance	$5,202,623	$5,110,395	$5,099,040	$5,321,292	$5,393,874
Increase (decrease) during the three months ended related to:
Organic change	(13,848)	92,228	11,355	(222,252)	(72,582)
Bank acquisitions (dispositions) (1)	(15,576)	—	—	—	—

Ending balance	$5,173,199	$5,202,623	$5,110,395	$5,099,040	$5,321,292

Customer Deposits (excludes brokered deposits)
Beginning balance	$7,835,043	$7,776,911	$7,895,756	$7,770,216	$7,518,621
Increase (decrease) during the three months ended related to:
Organic change	1,346	58,132	(118,845)	125,540	251,595
Bank acquisitions (dispositions) (1)	(27,941)	—	—	—	—

Ending balance	$7,808,448	$7,835,043	$7,776,911	$7,895,756	$7,770,216

Total Deposits
Beginning balance	$9,240,319	$9,178,682	$9,234,437	$9,126,019	$8,873,802
Increase (decrease) during the three months ended related to:
Organic change	(30,426)	61,637	(55,755)	108,418	252,217
Bank acquisitions (dispositions) (1)	(27,941)	—	—	—	—

Ending balance	$9,181,952	$9,240,319	$9,178,682	$9,234,437	$9,126,019

Organic Change vs. Prior Quarter, Annualized (2)
Noninterest-bearing	(52.5)%	11.2%	6.5%	1.1%	11.2%
Core deposits	(1.1)	7.2	0.9	(16.6)	(5.3)
Customer deposits (4)	0.1	3.0	(6.1)	6.4	13.3
Total deposits	(1.3)	2.7	(2.4)	4.7	11.3

Organic Change Year-To-Date, Annualized (3)
Noninterest-bearing	(12.5)%	9.0%	6.5%	13.0%	16.9%
Core deposits	2.4	4.1	0.9	(2.1)	3.2
Customer deposits (4)	(1.0)	(1.6)	(6.1)	17.2	20.5
Total deposits	(0.4)	0.1	(2.4)	16.1	19.6

(1)	The non organic change in deposits relates to the September, 2006 disposition of the Mullins branch.

(2)	At June 30, 2005, noninterest-bearing totaled $1,466,803, core deposits totaled $5,393,874, customer deposits totaled $7,518,621, and total deposits totaled $8,873,802.

(3)

At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944. For the six months ended June 30, 2005, the non organic change in noninterest-bearing totaled $113,759, core deposits totaled $252,609, customer deposits totaled $328,561, and total deposits totaled $328,561. These non organic changes related to the acquisition of Pointe.

(4)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF WHOLESALE FUNDING
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Types of wholesale funding
Short-term borrowings
Federal funds purchased and repurchase agreements	$1,614,664	$1,088,143	$1,534,680	$1,421,301	$1,336,114
FHLB advances	175,000	—	—	—	—
Commercial paper	36,032	30,336	35,210	32,933	33,579
Treasury, tax and loan note	9,334	140,821	1,146	20,131	11,070

Total short-term borrowings	1,835,030	1,259,300	1,571,036	1,474,365	1,380,763
Long-term borrowings
Repurchase agreements	596,000	771,000	821,000	821,000	1,619,893
FHLB advances	339,620	749,127	842,134	852,140	882,147
Subordinated notes	233,016	233,016	155,695	155,695	155,695
Manditorily redeemable preferred stock of subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	838	847	856	865	873
Employee stock ownership plan note payable	275	350	425	500	575
Purchase accounting premiums, net of amortization	1,757	1,922	2,019	2,151	2,285

Total long-term borrowings	1,261,306	1,846,062	1,911,929	1,922,151	2,751,268

Total borrowings	3,096,336	3,105,362	3,482,965	3,396,516	4,132,031
Brokered deposits	1,373,504	1,405,276	1,401,771	1,338,681	1,355,803

Total wholesale borrowings	$4,469,840	$4,510,638	$4,884,736	$4,735,197	$5,487,834

Wholesale borrowings as a percentage of total assets	31.8%	32.0%	34.0%	33.1%	36.7%

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Cost of Wholesale Funding (1)

Interest expense - brokered deposits	18,523	17,728	15,389	14,329	14,967
Interest expense - borrowings	42,515	43,886	39,976	40,673	38,813

Total interest expense - wholesale borrowings	61,038	61,614	55,365	55,002	53,780
Net cash settlement of certain interest rate swaps included in noninterest income	—	—	—	288	(2,377)

Interest expense on wholesale borrowings, including net cash settlement of certain interest rate swaps	$61,038	$61,614	$55,365	$55,290	$51,403

Average wholesale borrowings, including brokered CDs	$4,525,442	$4,975,576	$4,945,488	$5,399,810	$5,725,658

Cost of wholesale borrowings	5.35%	4.97%	4.54%	4.04%	3.73%

Cost of wholesale borrowings, including net cash settlement of certain interest rate swaps (2)	5.35%	4.97%	4.54%	4.06%	3.56%

(1)

The costs of wholesale borrowings reflect the net cash settlement of certain interest rate swaps as if it were included as a component of interest expense rather than included in operating noninterest income. With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects the net cash settlement of the CD swaps to be included in interest expense for future periods rather than included in noninterest income.

(2)	Calculated as interest expense on wholesale borrowings, net of the net cash settlement on swaps, as a % of average outstanding wholesale borrowings (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES
ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Regulatory Capital
Tier 1 capital	$1,147,120	$1,121,122	$1,021,970	$1,001,841	$1,026,543
Tier 2 capital	176,701	176,237	178,403	179,831	179,427

Total risk-based capital	1,323,821	1,297,359	1,200,373	1,181,672	1,205,970

Total risk-weighted assets	11,277,236	11,255,642	11,588,786	11,308,017	11,589,370

Tangible Equity
Shareholders' equity	$1,550,232	$1,484,989	$1,484,105	$1,486,907	$1,504,447
Intangible assets	(687,403)	(689,690)	(691,328)	(691,758)	(692,796)

Tangible equity	862,829	795,299	792,777	795,149	811,651

Capital Ratios
Total risk-based capital	11.74%	11.53%	10.36%	10.45%	10.41%
Tier 1 risk-based capital	10.17	9.96	8.82	8.86	8.86
Leverage ratio	8.62	8.21	7.47	7.07	7.20

Tangible equity to tangible assets ratio	6.46	5.94	5.80	5.83	5.69
Less: impact of unrealized gain or loss	(0.32)	(0.57)	(0.44)	(0.31)	(0.35)

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.78	6.51	6.24	6.14	6.04

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(77,224)	$(134,480)	$(105,060)	$(73,635)	$(87,834)
Net of income tax (included in equity)	(48,599)	(84,667)	(66,137)	(46,350)	(55,291)

Market Rates for U.S. Treasury Notes
Three year	4.62%	5.13%	4.82%	4.36%	4.17%
Five year	4.59	5.09	4.81	4.35	4.19

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/06			6/30/06			3/31/06

	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate

Assets
Earning assets
Loans (1)	$9,523,286	$184,476	7.69%	$9,711,641	$179,971	7.43%	$9,630,573	$169,188	7.12%
Investment securities (taxable) (2)	2,586,438	30,779	4.72	2,676,211	31,652	4.74	2,752,345	32,543	4.80
Investment securities (nontaxable) (3)	407,005	4,831	4.71	416,117	4,938	4.76	434,980	5,145	4.80

Total investment securities	2,993,443	35,610	4.72	3,092,328	36,590	4.75	3,187,325	37,688	4.80
Federal funds sold, interest-bearing bank balances, and other temp investments	13,479	196	5.77	64,319	879	5.48	21,509	292	5.51

Total earning assets	12,530,208	220,282	6.97	12,868,288	217,440	6.78	12,839,407	207,168	6.54

Non-earning assets	1,443,500			1,476,147			1,527,849

Total assets	$13,973,708			$14,344,435			$14,367,256

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,020,421	$5,869	2.28	$1,074,420	$5,054	1.89	$1,065,190	$4,406	1.68
Savings	187,089	577	1.22	179,220	287	0.64	191,613	308	0.65
Money market	2,420,898	22,771	3.73	2,265,029	18,651	3.30	2,218,937	16,345	2.99
Time deposits, excluding brokered deposits (4)	2,620,505	29,653	4.49	2,641,817	26,984	4.10	2,778,587	26,031	3.80

Total interest-bearing customer deposits (5)	6,248,913	58,870	3.74	6,160,486	50,976	3.32	6,254,327	47,090	3.05
Brokered deposits	1,344,521	18,523	5.47	1,408,889	17,728	5.05	1,373,199	15,389	4.54

Total interest-bearing deposits	7,593,434	77,393	4.04	7,569,375	68,704	3.64	7,627,526	62,479	3.32
Borrowings	3,180,921	42,515	5.30	3,566,687	43,886	4.94	3,572,289	39,976	4.54

Total interest-bearing liabilities	10,774,355	119,908	4.42	11,136,062	112,590	4.06	11,199,815	102,455	3.71

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,481,025			1,536,140			1,502,958
Other noninterest liabilities	213,811			192,587			173,075

Total liabilities	12,469,191			12,864,789			12,875,848
Shareholders' equity	1,504,517			1,479,646			1,491,408

Total liabilities and shareholders' equity	$13,973,708			$14,344,435			$14,367,256

Net interest margin (tax-equivalent)		$100,374	3.18%		$104,850	3.27%		$104,713	3.31%
Less: tax-equivalent adjustment (3)		1,691			1,728			1,801

Net interest income		$98,683			$103,122			$102,912

Customer deposits (6)	7,729,938	58,870	3.02	7,696,626	50,976	2.66	7,757,285	47,090	2.46
Wholesale borrowings (7)	4,525,442	61,038	5.35	4,975,576	61,614	4.97	4,945,488	55,365	4.54
Total funding (8)	12,255,380	119,908	3.88	12,672,202	112,590	3.56	12,702,773	102,455	3.27

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	At September 30, 2006, June 30, 2006, and March 31, 2006, this line includes time deposits greater than $100,000 of (in thousands) $1,142,089, $1,232,787, and $1,384,999, respectively.

(5)	Interest-bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.

(6)	Customer deposits include total deposits less brokered deposits.

(7)	Wholesale borrowings include borrowings and brokered deposits.

(8)	Total funding includes customer deposits and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05			9/30/05

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,392,454	$162,114	6.85%	$9,138,137	$149,788	6.50%
Investment securities (taxable) (2)	3,517,591	38,548	4.35	3,883,705	41,657	4.26
Investment securities (nontaxable) (3)	429,508	4,943	4.57	406,767	4,574	4.46

Total investment securities	3,947,099	43,491	4.37	4,290,472	46,231	4.27
Federal funds sold and interest-bearing bank balances	55,933	537	3.81	34,146	317	3.68

Total earning assets	13,395,486	206,142	6.11	13,462,755	196,336	5.79

Non-earning assets	1,458,974			1,482,396

Total assets	$14,854,460			$14,945,151

Liabilities and Shareholders' Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,027,699	$3,321	1.28	$979,487	$2,533	1.03
Savings	186,666	228	0.48	193,518	151	0.31
Money market	2,453,893	17,255	2.79	2,690,104	16,819	2.48
Time deposits, excluding brokered deposits (4)	2,639,057	23,673	3.56	2,254,868	17,863	3.14

Total interest-bearing customer deposits (5)	6,307,315	44,477	2.80	6,117,977	37,366	2.42
Brokered deposits	1,343,222	14,329	4.23	1,353,364	14,967	4.39

Total interest-bearing deposits	7,650,537	58,806	3.05	7,471,341	52,333	2.78
Borrowings	4,056,588	40,673	3.98	4,372,294	38,813	3.52

Total interest-bearing liabilities	11,707,125	99,479	3.37	11,843,635	91,146	3.05

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,513,062			1,446,396
Other noninterest liabilities	137,042			146,980

Total liabilities	13,357,229			13,437,011
Shareholders' equity	1,497,231			1,508,140

Total liabilities and shareholders' equity	$14,854,460			$14,945,151

Net interest margin (tax-equivalent)		$106,663	3.16%		$105,190	3.10%
Less: tax-equivalent adjustment (3)		1,730			1,601

Net interest income		$104,933			$103,589

Customer deposits (6)	7,820,377	44,477	2.26	7,564,373	37,366	1.96
Wholesale borrowings (7)	5,399,810	55,002	4.04	5,725,658	53,780	3.73
Total funding (8)	13,220,187	99,479	2.99	13,290,031	91,146	2.72

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	At December 31, 2005 and September 30, 2005, this line includes time deposits greater than $100,000 of (in thousands) $1,327,869 and $1,130,798, respectively.

(5)	Interest-bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.

(6)	Customer deposits include total deposits less brokered deposits.

(7)	Wholesale borrowings include borrowings and brokered deposits.

(8)	Total funding includes customer deposits and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS AS RESTATED FOR ACCOUNTING TREATMENT OF DERIVATIVES
(dollars in thousands) (unaudited)

Impact of the Net Cash Settlement of Certain Interest Rate Swaps on the Net Interest Margin (1)

	Three Months Ended

	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Net interest income	$98,683	$103,122	$102,912	$104,933	$103,589
Tax-equivalent adjustment	1,691	1,728	1,801	1,730	1,601

Net interest income (tax equivalent)	100,374	104,850	104,713	106,663	105,190
Plus net cash settlement of certain interest rate swaps included in noninterest income	—	—	—	(288)	2,377

Net interest income (tax equivalent), including net cash settlement of certain interest rate swaps	$100,374	$104,850	$104,713	$106,375	$107,567

Average loans	$9,523,286	$9,711,641	$9,630,573	$9,392,454	$9,138,137
Average earning assets	12,530,208	12,868,288	12,839,407	13,395,486	13,462,755

Net interest margin (tax equivalent)	3.18%	3.27%	3.31%	3.16%	3.10%
Net interest margin, including net cash settlement of certain interest rate swaps (2)	3.18	3.27	3.31	3.15	3.17

Average loan growth vs. prior quarter (annualized)	(7.7)	3.4	10.3	11.0	19.7
Average earning asset growth vs. prior quarter (annualized)	(10.4)	0.9	(16.8)	(2.0)	0.1

(1)

These operating net interest margin ratios reflect the net cash settlement of certain interest rate swaps as if it were included in net interest income (tax-equivalent) rather than in noninterest income.

(2)	Calculated as net interest income, including the net cash settlement of certain interest rate swaps, as a % of average earning assets (annualized).

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss on sale of available for sale securities	—		150		183
Gain on equity investments	—		(3,751)		(858)
Gain on disposition of assets and liabilities	(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		3,477		—
Employment contract buyouts	—		—		598
Related income taxes	767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items)	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,204		2,208		2,207
Related income taxes	(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$13,973,708		$14,344,435		$14,367,256
Intangible assets	(688,493)		(690,375)		(691,262)

Tangible assets	13,285,215		13,654,060		13,675,994

Shareholders' equity	1,504,517		1,479,646		1,491,408
Intangible assets	(688,493)		(690,375)		(691,262)

Tangible equity	816,024		789,271		800,146

Return on Average Assets
GAAP earnings	0.91%		0.82%		0.78%
Operating earnings	0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.95		0.90		0.87

Return on Average Equity
GAAP earnings	8.48		7.95		7.56
Operating earnings	8.03		7.93		7.55
Cash operating earnings on average tangible equity	15.54		15.61		14.80

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/05		9/30/05		6/30/05		3/31/05

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$(16,397)	$(0.22)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
Loss (gain) on sale of available for sale securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	9,998		144		222		(37)
Impairment from write-down of assets	—		—		917		—
Merger-related costs	529		981		2,194		305
Charitable contribution to foundation	—		—		—		683
Loss (gain) on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,938)		(5,582)		4,911		(4,932)
Discontinued operations, net of income tax	—		—		—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$28,485	$0.38	$35,749	$0.47	$33,958	$0.46	$33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005

Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders' equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP (loss) earnings	(0.44)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00

Return on Average Equity
GAAP (loss) earnings	(4.34)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible equity	14.05		17.38		17.14		17.53

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/04		9/30/04		6/30/04		3/31/04

		Diluted		Diluted		Diluted		Diluted
		EPS		EPS		EPS		EPS

Net Income, as Reported (GAAP)	$23,394	$0.32	$42,571	$0.61	$14,407	$0.24	$39,136	$0.64
Non-Operating Items
Change in fair value of interest rate swaps	2,383		(16,924)		23,067		(11,076)
Gain on sale of available for sale securities	(499)		(678)		(607)		(5,214)
(Gain) loss on equity investments	(1,267)		367		(1,013)		(2,810)
Gain on disposition of assets and liabilities	—		—		—		(2,350)
Employment contract buyouts (reversals)	965		174		—		(59)
Impairment recovery from write-down of assets	—		—		(277)		—
Merger-related costs	1,627		5,487		575		177
Conservation grant of land	—		—		—		3,350
Loss on early extinguishment of debt	—		—		—		1,429
Related income taxes	(1,136)		3,472		(7,230)		5,010
Impairment of perpetual preferred stock	10,367		—		—		—
Discontinued operations, net of income tax	325		165		—		—

Operating Earnings (Net Income, Excluding Non-Operating Items)	36,159	0.50	34,634	0.49	28,922	0.48	27,593	0.45
Amortization of intangibles	1,814		1,839		1,195		1,195
Related income taxes	(643)		(552)		(397)		(362)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$37,330	$0.51	$35,921	$0.51	$29,720	$0.49	$28,426	$0.47

Average Common Shares Outstanding, Diluted	72,832,859		70,342,922		60,837,792		60,809,470

Select Balance Sheet (Averages)
Total assets	$13,701,884		$13,173,844		$11,100,782		$10,828,734
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible assets	13,087,377		12,622,219		10,749,649		10,476,285

Shareholders' equity	1,384,294		1,281,463		993,685		992,864
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible equity	769,787		729,838		642,552		640,415

Return on Average Assets
GAAP earnings	0.68%		1.29%		0.52%		1.45%
Operating earnings	1.05		1.05		1.05		1.02
Cash operating earnings on average tangible assets	1.13		1.13		1.11		1.09

Return on Average Equity
GAAP earnings	6.72		13.22		5.83		15.85
Operating earnings	10.39		10.75		11.71		11.18
Cash operating earnings on average tangible equity	19.29		19.58		18.60		17.85

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2005		2004

		Diluted		Diluted
		EPS		EPS

Net Income, as Reported (GAAP)	$69,821	$0.94	$119,508	$1.80
Non-Operating Items
Change in fair value of interest rate swaps	13,278		(2,550)
Loss (gain) on sale of available for sale securities	54,978		(6,998)
Gain on equity investments	(2,839)		(4,723)
Gain on disposition of assets and liabilities	—		(2,350)
Employment contract buyouts	10,327		1,080
Impairment (recovery) loss from write-down of assets	917		(277)
Merger-related costs	4,009		7,866
Conservation grant of land	—		3,350
Loss on early extinguishment of debt	7,101		1,429
Charitable contribution to foundation	683		—
Related income taxes	(32,541)		116
Impairment of perpetual preferred stock	—		10,367
Discontinued operations, net of income tax	396		490

Operating Earnings (Net Income, Excluding Non-Operating Items)	126,130	1.69	127,308	1.92
Amortization of intangibles	8,637		6,043
Related income taxes	(2,698)		(1,954)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$132,069	$1.77	$131,397	$1.98

Average Common Shares Outstanding, Diluted	74,594,626		66,235,171

Select Balance Sheet (Averages)
Total assets	$14,752,973		$12,208,069
Intangible assets	(663,274)		(468,060)

Tangible assets	14,089,699		11,740,009

Shareholders' equity	1,463,125		1,164,004
Intangible assets	(663,274)		(468,060)

Tangible equity	799,851		695,944

Return on Average Assets
GAAP earnings	0.47%		0.98%
Operating earnings	0.85		1.04
Cash operating earnings on average tangible assets	0.94		1.12

Return on Average Equity
GAAP earnings	4.77		10.27
Operating earnings	8.62		10.94
Cash operating earnings on average tangible equity	16.51		18.88

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,691	1,728	1,801

Net interest income (tax-equivalent)	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$37,912	$32,020	$29,320
Adjustments for non-operating items:
Loss on sale of available for sale securities	—	150	183
Gain on equity investments	—	(3,751)	(858)
Gain on disposition of assets and liabilities	(2,498)	—	—
Loss on sale of indirect auto loans previously HFI	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$35,414	$31,896	$28,645

Total noninterest expenses, as reported (GAAP)	$83,628	$83,059	$79,834
Adjustments for non-operating items:
Employment contract buyouts	—	—	(598)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	83,628	83,059	79,236
Less: amortization of intangibles	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$81,424	$80,851	$77,029

Total Revenue (1)
GAAP	$136,595	$135,142	$132,232
Operating (2)	135,788	136,746	133,358

Noninterest Income as a % Total Revenue (3)
GAAP	27.76%	23.69%	22.17%
Operating (2)	26.08	23.32	21.48

Efficiency Ratios (4)
GAAP	61.22	61.46	60.37
Operating (2)	61.59	60.74	59.42
Cash operating (2)	59.96	59.12	57.76

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05

Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326

Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest (loss) income, as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
Loss (gain) on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)

Operating noninterest income (noninterest income, excluding non-operating items)	29,599	33,446	29,047	28,535

Net cash settlement of certain interest rate swaps included in noninterest income	(288)	2,377	3,534	4,737

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$100,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(9,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	—	—	(917)	—
Charitable contribution to foundation	—	—	—	(683)
(Loss) gain on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110

Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	(31.21)%	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain interest rate swaps (4)	21.93	22.41	19.22	18.58

Efficiency Ratios (5)
GAAP	126.26	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/04	9/30/04	6/30/04	3/31/04

Select Financial Data Used in Ratios Calculated Below
Net interest income	$97,124	$92,084	$72,881	$73,752
Tax-equivalent adjustment	1,230	1,153	1,026	947

Net interest income (tax-equivalent)	$98,354	$93,237	$73,907	$74,699

Total noninterest income, as reported (GAAP)	$19,082	$48,266	$10,163	$47,366
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,383	(16,924)	23,067	(11,076)
Gain on sale of available for sale securities	(499)	(678)	(607)	(5,214)
(Gain) loss on equity investments	(1,267)	367	(1,013)	(2,810)
Impairment of perpetual preferred stock	10,367	—	—	—
Gain on disposition of assets and liabilities	—	—	—	(2,350)

Operating noninterest income (noninterest income, excluding non-operating items)	30,066	31,031	31,610	25,916

Net cash settlement on certain interest rate swaps included in noninterest income	6,064	7,259	7,235	7,002

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$24,002	$23,772	$24,375	$18,914

Total noninterest expenses, as reported (GAAP)	$68,649	$69,858	$54,466	$57,271
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(965)	(174)	—	59
Merger-related costs	(1,627)	(5,487)	(575)	(177)
Impairment recovery from write-down of assets	—	—	277	—
Conservation grant of land	—	—	—	(3,350)
Loss on early extinguishment of debt	—	—	—	(1,429)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	66,057	64,197	54,168	52,374
Less: amortization of intangibles	(1,814)	(1,839)	(1,195)	(1,195)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$64,243	$62,358	$52,973	$51,179

Total Revenue (1)
GAAP	$116,206	$140,350	$83,044	$121,118
Operating (2)	128,420	124,268	105,517	100,615

Noninterest Income as a % Total Revenue (3)
GAAP	16.42%	34.39%	12.24%	39.11%
Operating (2)	23.41	24.97	29.96	25.76
Operating, excluding net cash settlement of certain interest rate swaps (4)	18.69	19.13	23.10	18.80

Efficiency Ratios (5)
GAAP	59.08	49.77	65.59	47.29
Operating (2)	51.44	51.66	51.34	52.05
Cash operating (2)	50.03	50.18	50.20	50.87

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2005	2004

Select Financial Data Used in Ratios Calculated Below
Net interest income	$409,056	$335,841
Tax-equivalent adjustment	6,054	4,356

Net interest income (tax-equivalent)	$415,110	$340,197

Total noninterest income, as reported (GAAP)	$55,210	$124,877
Adjustments for non-operating items:
Change in fair value of interest rate swaps	13,278	(2,550)
Loss (gain) on sale of available for sale securities	54,978	(6,998)
Gain on equity investments	(2,839)	(4,723)
Impairment of perpetual preferred stock	—	10,367
Gain on disposition of assets and liabilities	—	(2,350)

Operating noninterest income (noninterest income, excluding non-operating items)	120,627	118,623

Net cash settlement on certain interest rate swaps included in noninterest income	10,360	27,560

Operating noninterest income, excluding net cash settlement on certain interest rate swaps	$110,267	$91,063

Total noninterest expenses, as reported (GAAP)	$328,053	$250,244
Adjustments for non-operating items:
Employment contract buyouts	(10,327)	(1,080)
Merger-related costs	(4,009)	(7,866)
Impairment recovery (loss) from write-down of assets	(917)	277
Conservation grant of land	—	(3,350)
Loss on early extinguishment of debt	(7,101)	(1,429)
Charitable contribution to foundation	(683)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	305,016	236,796
Less: amortization of intangibles	(8,637)	(6,043)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$296,379	$230,753

Total Revenue (1)
GAAP	$464,266	$460,718
Operating (2)	535,737	458,820

Noninterest Income as a % Total Revenue (3)
GAAP	11.89%	27.10%
Operating (2)	22.52	25.85
Operating, excluding net cash settlement of certain interest rate swaps (4)	20.58	19.85

Efficiency Ratios (5)
GAAP	70.66	54.32
Operating (2)	56.93	51.61
Cash operating (2)	55.32	50.29

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.